                                                                   EXHIBIT 10.1d


                               THIRD AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


This Amendment is made effective as of the 31st day of October, 2001, by and among HEI, Inc., a Minnesota corporation ("HEI"), Cross Technology, Inc., a Minnesota corporation ("Cross" and, together with HEI, the "Borrower"), and LaSalle Business Credit, Inc., a Delaware corporation (the "Lender").

                                    Recitals

HEI and the Lender have entered into that certain Loan and Security Agreement dated as of July 31, 2000, as amended by that certain First Amendment to Credit Agreement dated August 31, 2000 and by that certain Second Amendment to Loan and Security Agreement dated as of April 16, 2001 (collectively, the "Loan Agreement").

HEI may request certain advances from the Lender from time to time pursuant to the Loan Agreement, and the Lender has agreed to make capital expenditure loans, to make term loans, and to make available letters of credit, to or for the benefit of HEI pursuant to the terms of the Loan Agreement.

The revolving loan advances under the Loan Agreement are evidenced by HEI's revolving note dated July 31, 2000, in the maximum principal amount of $5,000,000 and payable to the order of the Lender (the "Revolving Note"). The original Revolving Note will be returned to HEI upon the effectiveness of this Amendment, and will be replaced by the Borrower's amended and restated revolving note dated of even date herewith in the maximum original principal amount of $5,000,000. The capital expenditure loans made under the Loan Agreement to date are evidenced by HEI's capital expenditure notes dated July 31, 2000, February 16, 2001, May 3, 2001 and May 30, 2001, in the respective original principal amounts of $1,665,000, $635,000, $450,000 and $706,000 (collectively, the "Capex
Note"). Each original Capex Note will be returned to HEI upon the effectiveness of this Amendment, and will be replaced by the Borrower's amended and restated capital expenditure notes dated of even date herewith in the respective original principal amounts of $1,076,500.00, $560,916.69, $412,500.00 and $658,933.32.

Cross previously guaranteed all loans, advances and financial accommodations made to HEI by the Lender pursuant to that certain Continuing Unconditional Guaranty of Cross Technology, Inc. dated July 31, 2000 in favor of the Lender (the "Guaranty"). Upon the effectiveness of this Amendment, Cross will become a co-borrower under the Loan Agreement and the Other Agreements, the Guaranty will be terminated, and the original Guaranty will be returned to Cross.

All indebtedness of HEI to the Lender is secured pursuant to the terms of the Loan Agreement and all Other Agreements as defined therein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Terms used in this Amendment which are defined in the Loan Agreement shall have the same meanings as defined therein, unless otherwise defined herein. The Loan Agreement, and all Other Agreements, are each hereby amended to include both HEI and Cross, jointly and severally liable as "Borrower" for all Liabilities and other duties and obligations thereunder. Cross hereby agrees that, from and after the date hereof, it shall be deemed a "Borrower" for all purposes under the Loan Agreement and all Other Agreements, including without limitation, the Notes.

2. The Loan Agreement is hereby further amended as follows:

     (a) The definition of "DEBT SERVICE COVERAGE RATIO" in Section 1 of the Loan Agreement is hereby amended by deleting said definition in its entirety and replacing the same with the following:

          "DEBT SERVICE COVERAGE RATIO" shall mean, with respect to any period, and on an aggregate basis including the Borrower and all Affiliates of the Borrower, the ratio of (i) net income after taxes for such period (excluding any after tax gains or losses on the sale of assets (other than the sale of inventory in the ordinary course of business) and excluding other after-tax extraordinary gains or losses), plus deferred taxes, plus depreciation and amortization deducted in determining net income for such period, minus Capital Expenditures for such period not financed, minus any cash dividends paid or accrued and cash withdrawals paid or accrued to shareholders or other Affiliates for such period which were not calculated in determining net income after taxes, and plus the after-tax increase in all LIFO reserves or minus the after-tax decrease in LIFO reserves, to (ii) current principal maturity of long term debt and capitalized leases paid or scheduled to be paid during such period, plus any prepayments on indebtedness owed to any person (except trade payables and revolving loans) and paid during such period; provided, however, that during the Borrower's fiscal year ending August 31, 2002, only Capital Expenditures in excess of $2,500,000 in the aggregate shall be deducted as Capital Expenditures in the foregoing formula.

     (b) Section 1 of the Loan Agreement is hereby amended by adding the following new definitions to said Section:

          "LIBOR RATE M&E LOAN" shall mean an M&E Loan that bears interest based on the LIBOR Rate.

          "M&E LOAN" shall have the meaning specified in paragraph 3.B. hereof.

          "M&E NOTE" shall mean, collectively, or individually, as the context requires, the M&E Notes in the maximum aggregate original principal amount of $3,500,000, which may be executed by Borrower to the order of LaSalle from time to time in accordance with paragraph 3.B. hereof, in the form attached hereto as Exhibit E.

          "PRIME RATE M&E LOAN" shall mean an M&E Loan that bears interest based on the Prime Rate.

     (c) Section 1 of the Loan Agreement is hereby further amended by deleting the definitions of "Kind", "Loan" or "Loans", "Note", "LIBOR Rate Loan", "Prime Rate Loan", "Total Credit Facility" and "Type" from said Section and replacing the same with the following:

          "KIND" shall mean, with respect to any Loan, whether such loan is a Revolving Loan, a Capex Loan, a Term Loan or a M&E Loan.

          "LIBOR RATE LOAN" shall mean a Revolving Loan, a portion of the Capex Loan or a portion of the M&E Loan that bears interest on the LIBOR Rate.

          "LOAN" or "LOANS" shall mean any and all Revolving Loans, Capex Loans, Term Loans and M&E Loans made by LaSalle to Borrower pursuant to paragraphs 2., 3., 3.A. and 3.B. hereof and all other loans, advances and financial accommodations made by LaSalle to or on behalf of Borrower hereunder.

          "NOTE" shall mean the Revolving Note, the Capex Note, the Term Note or the M&E Note.

          "PRIME RATE LOAN" shall mean a Revolving Loan, a Term Loan, the portion of the Capex Loan or the portion of the M&E Loan that bears interest based on the Prime Rate.

          "TOTAL CREDIT FACILITY" shall mean the sum of $17,000,000.

          "TYPE" shall mean, with respect to any (i) Revolving Loan, whether such Revolving Loan is a LIBOR Rate Revolving Loan or a Prime Rate Revolving Loan, (ii) Capex Loan, whether any portion thereof is a LIBOR Rate Capex Loan or a Prime Rate Capex Loan, and (iii) M&E Loan, whether any portion thereof is a LIBOR Rate M&E Loan or a Prime Rate M&E Loan.

     (d) Section 3(a) of the Loan Agreement is hereby amended by adding the following sentence to the end of said Section: "Notwithstanding anything herein to the contrary, from and after October 1, 2001, the Borrower shall not request Capex Loan advances, and LaSalle shall have no obligation whatsoever to consider requests or to make Capex Loan advances unless the Debt Service Coverage Ratio, on a year-to-date basis, as of the end of the month immediately preceding any request for a Capex Loan advance is equal to or greater than 1.15 to 1.0."

     (e) The Loan Agreement is hereby amended by adding thereto a new Section 3.B., reading as follows:

          "3.B. M&E LOANS

          LaSalle shall make non-revolving loans and advances (collectively, the "M&E Loan") to Borrower as Borrower shall from time to time request in an aggregate amount of up to but not exceeding Three Million Five Hundred Thousand and 00/100 ($3,500,000.00), in accordance with the terms of this paragraph 3.B. Each request for an M&E Loan advance shall be made in writing, together with invoices and other documentation acceptable to LaSalle evidencing the hard costs of the machinery and equipment acquired or to be acquired with the proceeds of the requested M&E Loan advance ("New M&E"). Each M&E Loan advance shall be in an amount not less than $100,000 (and in increments of $1,000 in excess thereof) and shall be limited to no more than the lesser of (i) 70% of the hard costs of the New M&E for which such advances requested, or (ii) 80% of the orderly liquidation value of such New M&E, as determined by LaSalle. Borrower shall execute and deliver to LaSalle an M&E Note from time to time when the aggregate amount of M&E Loans made but not evidenced by an M&E Note equals or exceeds $500,000; provided, however, that not withstanding the aggregate amount of M&E Loans made but not evidenced by an M&E Note, Borrower shall execute and deliver to LaSalle an M&E Note on each August 31 during the term of this Agreement in an amount equal to the then outstanding amount of M&E Loans made but not evidenced by an M&E Note. Principal payable on account of the M&E Loan shall be payable in successive monthly installments (i) payable on the first day of each month, the first of which installment shall be due and payable on the first day of the month immediately following the date of each M&E Note, and (ii) based on an amortization schedule consisting of sixty
          (60) equal and level payments under each M&E Note; provided, however, that the entire unpaid principal balance of the M&E Loan shall be due and payable upon the expiration of the Original Term of this Agreement; and, provided further, that in the event that the Original Term of this Agreement is initially or subsequently renewed in accordance with paragraph 12. hereof, then Borrower shall continue to make such equal and level monthly principal payments under each M&E Note, with the final installment equal to the unpaid principal balance of the M& E Loan and any other amounts outstanding due and payable upon the expiration of the Renewal Term. Notwithstanding anything hereinabove to the contrary, the entire unpaid principal balance of the M&E Loan, and any accrued and unpaid interest thereon, shall be immediately due and payable upon the earlier to occur of (i) the last day of the Original Term or the last day of any Renewal Term, if either LaSalle or Borrower elects to terminate this Agreement as of the end of any such Original or Renewal Term, and (ii) the acceleration of the Liabilities pursuant to paragraph 17. of this Agreement. Notwithstanding anything herein to the contrary, the Borrower shall not request M&E Loan advances, and LaSalle shall have no obligation whatsoever to consider requests or to make M&E Loan advances unless the Debt Service Coverage Ratio, on a year-to-date basis, as of the end of the month immediately preceding any request hereunder for an M&E Loan advance is equal to or greater than 1.15 to 1.0."

     (f)  Section 5(a) of the Loan Agreement is hereby amended by deleting said
          Section in its entirety and replacing the same with the following:

          "(a)Rates of Interest. Interest accrued on all loans shall be due on the earliest of (i) the first day of each month (for the immediately preceding month), computed thru the last calendar day of the preceding month, and also, in the case of a LIBOR Rate Loan, in addition to monthly, at the end of the Interest Period applicable thereto; (ii) the occurrence of an Event of Default in consequence of which LaSalle elects to accelerate the maturity and payment of the liabilities; and
          (iii) termination of this Agreement pursuant to paragraph 12. hereof. At Borrower's election, except as otherwise provided in paragraph 6. hereof, interest shall accrue on: (A) the unpaid principal balance of the Capex Loan made to Borrower outstanding at the end of each day at
          (x) a fluctuating rate per annum equal to three-fourths of one percent (0.75%) above the Prime Rate or (y) a fixed rate per annum equal to three and one-fourth percent (3.25%) above the LIBOR Rate; (B) the principal amount of the Revolving Loans made to Borrower outstanding at the end of each day at (x) a fluctuating rate per annum equal to one-half of one percent (0.50%) above the Prime Rate or (y) a fixed rate per annum equal to three percent (3.00%) above the LIBOR Rate;
          (C) the unpaid principal balance of the Term Loan made to the Borrower at a fluctuating rate per annum equal to four percent (4.00%) above the Prime Rate; and (D) the unpaid principal balance of the M&E Loan made to Borrower outstanding at the end of each day at (x) a fluctuating rate per annum equal to three-fourths of one percent (0.75%) above the Prime Rate or (y) a fixed rate per annum equal to three and one-fourth percent (3.25%) above the LIBOR Rate. Notwithstanding the foregoing, the interest rates set forth above (other than the interest rate set forth in clause (C) above) shall be reduced by one-half of one percent (0.50%) on the first day of the first calendar month following LaSalle's receipt and satisfactory review of Borrower's financial statements for the fiscal year ending August 31, 2002 (the "Rate Reduction Date") if such financial statements, delivered to LaSalle in accordance with paragraph 11. hereof, reflect that the Borrower's consolidated net after-tax income for such fiscal year equals or exceeds $750,000. The rate of interest payable on Prime Rate Loans shall increase or decrease an amount equal to the increase or decrease in the Prime Rate, effective as of the opening of business on the day that any such change in the Prime Rate occurs. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of all loans shall bear interest on demand at a rate per annum equal to (1) with respect to the Capex Loan, the rate of interest then in effect in paragraph 5.(a)(A) plus two percent (2.0%), (2) with respect to Revolving Loans, the rate of interest then in effect under paragraph 5.(a)(B) plus two percent (2.0%), (3) with respect to Term Loans, the rate of interest then in effect under paragraph 5.(a)(C) plus two percent (2.0%), and (4) with respect to the M&E Loan, the rate of interest then in effect under paragraph 5.(a)(D) plus two percent (2.0%)."

     (g)  Section 6(a) of the Loan Agreement is hereby amended by deleting said
          Section in its entirety and replacing the same with the following:

          "(a)Loan Requests. A request for a Revolving Loan, for a Capex Loan, for a Term Loan and for an M&E Loan shall be deemed to be made, each in the following manner: (i) Borrower shall give LaSalle same day notice, no later than 10:30 A.M. (Chicago time) of such day, of its intention to borrow a Prime Rate Revolving Loan, a Prime Rate Capex Loan, a Term Loan or a Prime Rate M&E Loan, and at least three (3) business days prior notice of its intention to borrow a LIBOR Rate Revolving Loan, a LIBOR Rate Capex Loan or a LIBOR Rate M&E Loan, in which notice Borrower shall specify (in addition to any other requirements specified in paragraph 2., paragraph 3., paragraph 3A. or paragraph 3B. hereof) the amount of the proposed borrowing and the proposed borrowing date; provided, however, that no such request may be made at a time when there exists a default or an Event of Default;
          (ii) the coming due of any amount required to be paid under this Agreement or any Note, whether on account of interest or for any other liability, shall be deemed irrevocably to be a request for a Prime Rate Revolving Loan on the due date thereof in the amount required to pay such interest or other Liability; and (iii) the occurrence of the Term Loan Conditions shall be deemed irrevocably to be a request for a Term Loan on the date of such occurrence in the amount of the draw under the Victoria Letter of Credit made in connection with such occurrence. As an accommodation to Borrower, LaSalle may permit telephone requests for Revolving Loans and electronic transmittal of instructions, authorizations, agreements or reports to LaSalle by Borrower. Unless Borrower specifically directs LaSalle in writing not to accept or act upon telephonic or electronic communications from Borrower, LaSalle shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of LaSalle's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any report communicated to it telephonically or electronically and purporting to have been sent to LaSalle by Borrower and LaSalle shall have no duty to verify the origin of any such communication or the authority of the Person sending it. Each notice of borrowing shall be irrevocable by and binding on Borrower, and if such notice requests the borrowing of a LIBOR Rate Revolving Loan, a LIBOR Rate Capex Loan or a LIBOR Rate M&E Loan, such notice shall state the Interest Period with respect thereto. Borrower, at its option, may choose Prime Rate Revolving Loans, Prime Rate Capex Loans, Prime Rate M&E Loans, LIBOR Rate Revolving Loans, LIBOR Rate Capex Loans or LIBOR Rate M&E Loans provided, that any LIBOR Rate Loan shall be in a minimum amount of $1,000,000 or an integral multiple of $250,000 in excess thereof; and provided, further, that the right of Borrower to choose any LIBOR Rate Loan is subject to the provisions of paragraph 6(c) hereof."

     (h)  Section 6(b) of the Loan Agreement is hereby amended by deleting said
          Section in its entirety and replacing the same with the following:

          "(b) Disbursements. Borrower hereby irrevocably authorizes LaSalle to disburse the proceeds of each Revolving Loan, each Capex Loan, each M&E Loan and each Term Loan requested by Borrower, or deemed to be requested by Borrower, as follows: (i) the proceeds of each Revolving Loan, each Capex Loan, each M&E Loan, each Term Loan requested under paragraph 6(a)(i), shall be disbursed by LaSalle in lawful money of the United States of America in immediately available funds, by wire transfer to such bank account as may be agreed upon by Borrower and LaSalle from time to time, or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolving Loan requested under paragraph 6(a)(ii), and the proceeds of each Term Loan requested or deemed requested under paragraph 6(a)(iii), shall be disbursed by LaSalle by way of direct payment of the relevant interest or other liability."

     (i) Section 6(c)(iii) of the Loan Agreement is hereby amended by deleting subsections C. and D. in their entirety and replacing the same with the following:

          "C. there shall not be outstanding at any one time more than an aggregate of two (2) LIBOR Rate Revolving Loans, two (2) LIBOR Rate Capex Loans and two (2) LIBOR Rate M&E Loans;

          D. any LIBOR Rate Capex Loan and any LIBOR Rate M&E Loan shall be in a minimum amount of $1,000,000 or an integral multiple of $250,000 in excess thereof; and".

     (j) Section 12(a) of the Loan Agreement is hereby amended by deleting the date "August 1, 2003" contained therein and replacing the same with the date "August 1, 2004".

     (k)  Section 12(b) of the Loan Agreement is hereby amended by deleting said
          Section in its entirety and replacing the same with the following:

          "(b) If, for any reason, this Agreement is terminated prior to the end of the Original Term or any Renewal Term including, in the sole discretion of LaSalle, if an effective termination results from Borrower prepaying all or substantially all of the Liabilities, Borrower agrees to pay to LaSalle, as a prepayment fee, in addition to the payment of all other Liabilities owing by Borrower, an amount equal to: (i) three percent (3.0%) of the Total Credit Facility if this Agreement is terminated during the first year of the Original Term; (ii) two percent (2.0%) of the Total Credit Facility if this Agreement is terminated during the second year of the Original Term; and (iii) one percent (1.0%) of the Total Credit Facility if this Agreement is terminated during the third year of the Original Term or any time thereafter, except, if terminated at the end of the Original Term or any Renewal Term pursuant to the terms set forth herein. Notwithstanding the foregoing, unless and until such time as the Debt Service Coverage Ratio condition described in the last sentence of paragraph 3.B. of this Agreement is satisfied, the prepayment fee described herein shall be calculated by applying the applicable percentage to an amount equal to (1) the Total Credit Facility, minus
          (2) $3,500,000. In light of the extreme difficulty of accurately calculating actual damages arising out of any early termination, LaSalle and Borrower have agreed that the prepayment fee provided for above is a reasonable estimate of actual damages that would be incurred."

     (l) Section 14(n)(i) of the Loan Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

          "(i)Tangible Net Worth. Borrower shall maintain, on an aggregate basis with all Affiliates of Borrower, as of the end of (A) the fiscal quarter ending June 2, 2001, a Tangible Net Worth of not less than nine million five hundred thousand dollars ($9,500,000); (B) the fiscal year ending August 31, 2001, a Tangible Net Worth of not less than ten million dollars ($10,000,000), (C) the fiscal year ending August 31, 2002 and each fiscal year end thereafter, a Tangible Net Worth of not less than five hundred thousand dollars ($500,000) in excess of the actual Tangible Net Worth as of the previous fiscal year end, and (D) each fiscal quarter after the fiscal year ending August 31, 2001, a Tangible Net Worth of not less than ninety percent (90%) of the actual Tangible Net Worth for the most recently ended fiscal year."

     (m) Section 14(n)(ii) of the Loan Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

          "(ii) Interest Coverage Ratio. Borrower shall maintain, on an aggregate basis with all Affiliates of Borrower, as of the end of each fiscal quarter, commencing with the fiscal quarter ending August 31, 2001 (and measured on a cumulative fiscal year-to-date basis beginning with the fiscal quarter ending March 2, 2002) a ratio of (A) net income, plus interest, taxes, depreciation and amortization, less unfinanced Capital Expenditures (except that unfinanced Capital Expenditures made during the fiscal year ending August 31, 2002 shall be deducted only to the extent they exceed $2,500,000 in the aggregate) to (B) interest expense, of not less than 1.50 to 1.00;"

     (n) Section 14(n)(iii) of the Loan Agreement is hereby amended by deleting said Section in its entirety and replacing the same with the following:

          "(iii) Debt Service Coverage Ratio. Borrower shall maintain, on an aggregate basis with all Affiliates of Borrower, a Debt Service Coverage Ratio, (1) as of the fiscal quarters ending March 2, 2002 and June 1, 2002 of not less than 1.0 to 1.0, and (2) as of the end of the fiscal quarter ending August 31, 2002 and each fiscal quarter thereafter, of not less than 1.25 to 1.00."

     (o) The Loan Agreement is hereby amended by deleting Exhibit C and Exhibit D attached thereto and replacing the same with Exhibit C and Exhibit D attached hereto;

     (p) The Loan Agreement is hereby amended by attaching thereto as Exhibit E the form of M&E Note attached hereto as Exhibit E.

3. Except for the specific waivers set forth in the waiver letter signed by the Lender of even date herewith, Lender is not waiving any Default, Event of Default, covenant, violation, or breach of the Loan Agreement or any of the Other Agreements, whether or not known to the Lender and whether or not existing on the date hereof or any other event, circumstance or condition which with the giving of notice or the passage of time, or both, would constitute a Default, Event of Default, violation or breach of the Loan Agreement or any of the Other Agreements. Lender specifically reserves the right to exercise any and all rights and remedies available to it under the Loan Agreement and the documents related thereto in the event of a Default or an Event of Default at any time in the future. Without limiting the foregoing, Lender expects that the Borrower will maintain compliance with all its covenants under and relating to the Loan Agreement, including the covenant regarding Tangible Net Worth, the covenant regarding Interest Coverage Ratio and the covenant regarding Debt Service Coverage Ratio, and Lender will closely monitor the same in the future to ascertain such continued compliance. The failure or forbearance by Lender to exercise any of its rights or remedies at any time shall not constitute a waiver of any such rights or remedies.

4. Except as explicitly amended by this Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and shall apply to any advance thereunder.

5. This Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with such promissory notes, resolutions, opinions of counsel and other documents, instruments and agreements as the Lender may require.

6. The Borrower hereby represents and warrants to the Lender as follows:

     (a) The Borrower has requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan Agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected, except that the consent of U.S. Bank National Association ("US Bank") is required under the Business Loan Agreement dated May 24, 1999 with US Bank (the "US Bank Agreement") for any additional indebtedness incurred after the date of the US Bank Agreement.

         (c) All of the representations and warranties contained in paragraph
         13. of the Loan Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date, and except to the extent that such representations and warranties are incorrect as a result of a failure to obtain the above-described consent under the US Bank Agreement.

7. All references in the Loan Agreement to "this Agreement" shall be deemed to refer to the Loan Agreement as amended hereby; and any and all references in the Other Agreements to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

8. On or before November 30, 2001, the Borrower shall either pay in full all amounts owed to US Bank or obtain the written consent of US Bank to the transactions described in this Amendment. Failure to satisfy this covenant shall constitute an Event of Default under the Loan Agreement.

9. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

10. The Borrower hereby reaffirms its agreement under the Loan Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Agreement, the Other Agreements and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender, for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

11. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

                                       HEI, INC.


                                       By: _____________________________________

                                           Its: ________________________________


                                       CROSS TECHNOLOGY, INC.


                                       By: _____________________________________

                                           Its: ________________________________


                                       LASALLE BUSINESS CREDIT, INC.


                                       By: _____________________________________

                                           Its: ________________________________

                                                                       EXHIBIT C

                            CAPITAL EXPENDITURE NOTE

EXECUTED AS OF THE ____ OF ________, 20__                      AMOUNT $_________


     FOR VALUE RECEIVED, the undersigned ("Borrower"), hereby jointly and severally promise to pay to the order of LASALLE BUSINESS CREDIT, INC., a Delaware corporation ("Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of __________________________________________ AND 00/100 DOLLARS ($___________),
together with interest from and after the date hereof on the unpaid principal balance outstanding at the Prime Rate plus ______________ Percent (____%), as the same changes in accordance with this Note, or as otherwise set forth in the Loan and Security Agreement between Borrower and Lender dated July 31, 2000, as amended ("Loan Agreement").

     This Capital Expenditure Note ("Note") is one of the Capex Notes referred to in, and is issued pursuant to, the Loan Agreement and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     Borrower acknowledges and understands that the Prime Rate merely serves as a basis upon which effective rates of interest are calculated for loans making reference to the per annum rate of interest publicly announced by LaSalle National Bank at its office in Chicago, Illinois, from time to time as its Prime Rate for commercial loans and that such rate may not be the lowest or best rate at which such bank calculates interest or extends credit. The Prime Rate as of the date of this Note is _________________ Percent (_____%) per annum and, accordingly, the interest rate in effect hereunder as of the date hereof, expressed in simple interest terms, is ______________________ Percent (_____%). After the date hereof, the rate of interest in effect hereunder shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Prime Rate, with such adjustments to be effective as of the opening of business on the date that any such change in the Prime Rate becomes effective. The Prime Rate in effect on the date hereof shall be the Prime Rate effective as of the opening of business on the date hereof, but if this Note is executed on a day that is not a business day, the Prime Rate in effect on the date hereof shall be the Prime Rate effective as of the opening of business on the last business day immediately preceding the date hereof. Interest hereunder shall be computed on the basis of actual days elapsed over the period of a 360-day year. If any Event of Default shall occur then, at Lender's option, the outstanding principal balance of this Note shall bear interest from and after the occurrence of such Event of Default at a variable rate per annum equal to the default rate set forth in the Loan Agreement until either the Event of Default is cured with Lender's permission and to Lender's satisfaction or the principal balance of this Note is paid in full.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the Highest Lawful Rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

     Regardless of any provision contained herein, the holder hereof shall never be entitled to receive, collect, or apply as interest on this Note, any amount in excess of the Highest Lawful Rate and, in the event the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall forthwith be paid to the Undersigned. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Undersigned and the holder hereof shall, to the maximum extent permitted under applicable law, (a) treat all advances hereunder as but a single extension of credit, (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) "spread" the total amount of interest throughout the entire contemplated term hereof; provided that, if the principal hereof is paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, the holder hereof shall refund to the Undersigned the amount of such excess, and, in such event, the holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Highest Lawful Rate. As used herein, the term the "Highest Lawful Rate" means the maximum rate of interest (or, if the context so requires, an amount calculated at such rate) which the holder hereof is allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges made in connection with this Note.

     For so long as no Event of Default shall have occurred under the Loan Agreement, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

     (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on ______________ ___, 20__, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

     (b) Commencing on _____________ ___, 20__, and continuing on the first day of each month thereafter to and including the first day of ______________, 20__, principal payments in the amount of
          _______________________________ AND __/100 DOLLARS ($_____________)
          each;

     (c) On _________ ___, 20__, a final principal payment equal to the entire unpaid principal balance hereof, together with any and all other amounts due hereunder.

Any payments applied to principal under this Note are intended to permanently reduce the outstanding amount of the Note and may not be re-borrowed. Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement. Borrower may voluntarily prepay this Note in whole at any time, from time to time, provided that such prepayment shall be made together with accrued interest on the principal amount so prepaid at the prepayment date plus the early termination fee as set forth in the Loan Agreement.

     The occurrence of an Event of Default under the Loan Agreement, including the failure to pay any installment of principal or interest in full on the due date thereof in accordance with the terms of this Note, shall constitute an event of default under this Note and shall entitle Lender, at its option, to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrower, all of which Borrower hereby expressly waives. If this Note is collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition to the principal balance and accrued interest hereof, reasonable attorney's fees, not to exceed Fifteen Percent (15%) of such principal and interest, and court costs.

     Borrower represents and warrants that the proceeds of this note are to be used by Borrower exclusively for non-consumer purposes.

     Time is of the essence of this Note. To the fullest extend permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, and is intended to take effect as an instrument under seal.

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed, sealed and delivered on the date first above written.



                                       HEI, INC.
                                       a Minnesota corporation


                                       -----------------------------------------
                                       By:  Steve E. Tondera
                                       Title:  CFO


                                       CROSS TECHNOLOGY, INC.
                                       a Minnesota corporation


                                       -----------------------------------------
                                       By:  Steve E. Tondera
                                       Title:  CFO

ACKNOWLEDGMENT OF SIGNATURE

STATE OF MINNESOTA          )
                            )  SS.
COUNTY OF HENNEPIN          )

     I, ______________________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared Steve E. Tondera, the CFO of HEI, Inc., known to me to be the same person whose name is subscribed to the foregoing Capital Expenditure Note, and acknowledged to me that he executed and delivered the foregoing Capital Expenditure Note as his free and voluntary act, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of _____________, 20__.

                                       ----------------------------------------
                                       Notary Public

                                       My Commission Expires:

                                       ----------------------------------------


STATE OF MINNESOTA          )
                            )  SS.
COUNTY OF HENNEPIN          )

     I, ______________________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared Steve E. Tondera, the CFO of Cross Technology, Inc., known to me to be the same person whose name is subscribed to the foregoing Capital Expenditure Note, and acknowledged to me that he executed and delivered the foregoing Capital Expenditure Note as his free and voluntary act, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of _____________, 20__.

                                       ----------------------------------------
                                       Notary Public

                                       My Commission Expires:

                                       ----------------------------------------

                                                                       EXHIBIT D

                                   TERM NOTE

EXECUTED AS OF THE _____ OF __________, 20___             AMOUNT $______________


     FOR VALUE RECEIVED, the undersigned ("Borrower"), hereby jointly and severally promise to pay to the order of LASALLE BUSINESS CREDIT, INC., a Delaware corporation ("Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of _______________________________________________________ AND ___/100 DOLLARS
($______________), together with interest from and after the date hereof on the unpaid principal balance outstanding at the Prime Rate plus Four Percent (4.0%), as the same changes in accordance with this Note, or as otherwise set forth in the Loan and Security Agreement between Borrower and Lender dated as of July 31, 2000, as amended ("Loan Agreement").

     This Term Note ("Note") is a Term Note referred to in, and is issued pursuant to, the Loan Agreement and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     Borrower acknowledges and understands that the Prime Rate merely serves as a basis upon which effective rates of interest are calculated for loans making reference to the per annum rate of interest publicly announced by LaSalle National Bank at its office in Chicago, Illinois, from time to time as its Prime Rate for commercial loans and that such rate may not be the lowest or best rate at which such bank calculates interest or extends credit. The Prime Rate as of the date of this Note is ______________________ Percent (____%) per annum and, accordingly, the interest rate in effect hereunder as of the date hereof, expressed in simple interest terms, is ________________________ Percent (____%). After the date hereof, the rate of interest in effect hereunder shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Prime Rate, with such adjustments to be effective as of the opening of business on the date that any such change in the Prime Rate becomes effective. The Prime Rate in effect on the date hereof shall be the Prime Rate effective as of the opening of business on the date hereof, but if this Note is executed on a day that is not a business day, the Prime Rate in effect on the date hereof shall be the Prime Rate effective as of the opening of business on the last business day immediately preceding the date hereof. Interest hereunder shall be computed on the basis of actual days elapsed over the period of a 360-day year. If any Event of Default shall occur then, at Lender's option, the outstanding principal balance of this Note shall bear interest from and after the occurrence of such Event of Default at a variable rate per annum equal to the default rate set forth in the Loan Agreement until either the Event of Default is cured with Lender's permission and to Lender's satisfaction or the principal balance of this Note is paid in full.

                  In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the Highest Lawful Rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

     Regardless of any provision contained herein, the holder hereof shall never be entitled to receive, collect, or apply as interest on this Note, any amount in excess of the Highest Lawful Rate and, in the event the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall forthwith be paid to the Undersigned. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Undersigned and the holder hereof shall, to the maximum extent permitted under applicable law, (a) treat all advances hereunder as but a single extension of credit, (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) "spread" the total amount of interest throughout the entire contemplated term hereof; provided that, if the principal hereof is paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, the holder hereof shall refund to the Undersigned the amount of such excess, and, in such event, the holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Highest Lawful Rate. As used herein, the term the "Highest Lawful Rate" means the maximum rate of interest (or, if the context so requires, an amount calculated at such rate) which the holder hereof is allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges made in connection with this Note.

     For so long as no Event of Default shall have occurred under the Loan Agreement, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

     (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on ________ 1, 20__, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

     (b) Commencing on ___________ 1, 20__, and continuing on the first day of each month thereafter to and including the first day of ___________, 20__, principal payments in the amount of _____________________________________________ AND __/100 DOLLARS
          ($_____________) each;

     (c) On ____________ 1, 20__, a final principal payment equal to the entire unpaid principal balance hereof, together with any and all other amounts due hereunder.

Any payments applied to principal under this Note are intended to permanently reduce the outstanding amount of the Note and may not be re-borrowed. Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement. Borrower may voluntarily prepay this Note in whole at any time, from time to time, provided that such prepayment shall be made together with accrued interest on the principal amount so prepaid at the prepayment date plus the early termination fee as set forth in the Loan Agreement.

     The occurrence of an Event of Default under the Loan Agreement, including the failure to pay any installment of principal or interest in full on the due date thereof in accordance with the terms of this Note, shall constitute an event of default under this Note and shall entitle Lender, at its option, to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrower, all of which Borrower hereby expressly waives. If this Note is collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition to the principal balance and accrued interest hereof, reasonable attorney's fees, not to exceed Fifteen Percent (15%) of such principal and interest, and court costs.

     Borrower represents and warrants that the proceeds of this note are to be used by Borrower exclusively for non-consumer purposes.

     Time is of the essence of this Note. To the fullest extend permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, and is intended to take effect as an instrument under seal.

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed, sealed and delivered on the date first above written.



                                       HEI, INC.
                                       a Minnesota corporation


                                       -----------------------------------------
                                       By:  Steve E. Tondera
                                       Title:  CFO



                                       CROSS TECHNOLOGY, INC.
                                       a Minnesota corporation


                                       -----------------------------------------
                                       By:  Steve E. Tondera
                                       Title:  CFO

ACKNOWLEDGMENT OF SIGNATURES

STATE OF MINNESOTA          )
                            )  SS.
COUNTY OF ___________       )

     I, ______________________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared Steve E. Tondera, the CFO of HEI, Inc., known to me to be the same person whose name is subscribed to the foregoing Term Note, and acknowledged to me that he executed and delivered the foregoing Term Note as his free and voluntary act, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ______ day of ______________, 20__.


                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires:

                                       -----------------------------------------


STATE OF MINNESOTA          )
                            )  SS.
COUNTY OF ___________       )

     I, ______________________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared Steve E. Tondera, the CFO of Cross Technology, Inc., known to me to be the same person whose name is subscribed to the foregoing Term Note, and acknowledged to me that he executed and delivered the foregoing Term Note as his free and voluntary act, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ______ day of ______________, 20__.

                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires:

                                       -----------------------------------------

                                                                       EXHIBIT E

                           MACHINERY & EQUIPMENT NOTE


EXECUTED AS OF THE ____ OF ________, 20__                      AMOUNT $_________


     FOR VALUE RECEIVED, the undersigned ("Borrower"), hereby jointly and severally promise to pay to the order of LASALLE BUSINESS CREDIT, INC., a Delaware corporation ("Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of __________________________________________ AND 00/100 DOLLARS ($___________),
together with interest from and after the date hereof on the unpaid principal balance outstanding at the Prime Rate plus ______________ Percent (____%), as the same changes in accordance with this Note, or as otherwise set forth in the Loan and Security Agreement between Borrower and Lender dated July 31, 2000, as amended ("Loan Agreement").

     This Machinery & Equipment Note ("Note") is a M&E Note referred to in, and is issued pursuant to, the Loan Agreement and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

     Borrower acknowledges and understands that the Prime Rate merely serves as a basis upon which effective rates of interest are calculated for loans making reference to the per annum rate of interest publicly announced by LaSalle National Bank at its office in Chicago, Illinois, from time to time as its Prime Rate for commercial loans and that such rate may not be the lowest or best rate at which such bank calculates interest or extends credit. The Prime Rate as of the date of this Note is _________________________ Percent (____%) per annum and, accordingly, the interest rate in effect hereunder as of the date hereof, expressed in simple interest terms, is _____________________ Percent (_____%). After the date hereof, the rate of interest in effect hereunder shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Prime Rate, with such adjustments to be effective as of the opening of business on the date that any such change in the Prime Rate becomes effective. The Prime Rate in effect on the date hereof shall be the Prime Rate effective as of the opening of business on the date hereof, but if this Note is executed on a day that is not a business day, the Prime Rate in effect on the date hereof shall be the Prime Rate effective as of the opening of business on the last business day immediately preceding the date hereof. Interest hereunder shall be computed on the basis of actual days elapsed over the period of a 360-day year. If any Event of Default shall occur then, at Lender's option, the outstanding principal balance of this Note shall bear interest from and after the occurrence of such Event of Default at a variable rate per annum equal to the default rate set forth in the Loan Agreement until either the Event of Default is cured with Lender's permission and to Lender's satisfaction or the principal balance of this Note is paid in full.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of money advanced hereunder exceed the Highest Lawful Rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

     Regardless of any provision contained herein, the holder hereof shall never be entitled to receive, collect, or apply as interest on this Note, any amount in excess of the Highest Lawful Rate and, in the event the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and, if the principal hereof is paid in full, any remaining excess shall forthwith be paid to the Undersigned. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Undersigned and the holder hereof shall, to the maximum extent permitted under applicable law, (a) treat all advances hereunder as but a single extension of credit, (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) "spread" the total amount of interest throughout the entire contemplated term hereof; provided that, if the principal hereof is paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, the holder hereof shall refund to the Undersigned the amount of such excess, and, in such event, the holder hereof shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Highest Lawful Rate. As used herein, the term the "Highest Lawful Rate" means the maximum rate of interest (or, if the context so requires, an amount calculated at such rate) which the holder hereof is allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges made in connection with this Note.

     For so long as no Event of Default shall have occurred under the Loan Agreement, the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

     (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on _________ ___, 20__, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

     (b) Commencing on ____________ ___, 20__, and continuing on the first day of each month thereafter to and including the first day of ___________, 20__, principal payments in the amount of
          _______________________________ AND __/100 DOLLARS ($_______________)
          each;

     (c) On ____________ ___, 20__, a final principal payment equal to the entire unpaid principal balance hereof, together with any and all other amounts due hereunder.

Any payments applied to principal under this Note are intended to permanently reduce the outstanding amount of the Note and may not be re-borrowed. Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement. Borrower may voluntarily prepay this Note in whole at any time, from time to time, provided that such prepayment shall be made together with accrued interest on the principal amount so prepaid at the prepayment date plus the early termination fee as set forth in the Loan Agreement.

     The occurrence of an Event of Default under the Loan Agreement, including the failure to pay any installment of principal or interest in full on the due date thereof in accordance with the terms of this Note, shall constitute an event of default under this Note and shall entitle Lender, at its option, to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon Borrower, all of which Borrower hereby expressly waives. If this Note is collected by or through an attorney at law, then Borrower shall be obligated to pay, in addition to the principal balance and accrued interest hereof, reasonable attorney's fees, not to exceed Fifteen Percent (15%) of such principal and interest, and court costs.

     Borrower represents and warrants that the proceeds of this note are to be used by Borrower exclusively for non-consumer purposes.

     Time is of the essence of this Note. To the fullest extend permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, and is intended to take effect as an instrument under seal.

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed, sealed and delivered on the date first above written.



                                       HEI, INC.
                                       a Minnesota corporation


                                       -----------------------------------------
                                       By:  Steve E. Tondera
                                       Title:  CFO


                                       CROSS TECHNOLOGY, INC.
                                       a Minnesota corporation


                                       -----------------------------------------
                                       By:  Steve E. Tondera
                                       Title:  CFO

ACKNOWLEDGMENT OF SIGNATURE

STATE OF MINNESOTA          )
                            )  SS.
COUNTY OF HENNEPIN          )

     I, ______________________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared Steve E. Tondera, the CFO of HEI, Inc., known to me to be the same person whose name is subscribed to the foregoing Machinery & Equipment Note, and acknowledged to me that he executed and delivered the foregoing Machinery & Equipment Note as his free and voluntary act, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of _____________, 20__.

                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires:

                                       -----------------------------------------


STATE OF MINNESOTA          )
                            )  SS.
COUNTY OF HENNEPIN          )

     I, ______________________________, a Notary Public in and for the state and county aforesaid, do hereby certify that before me this day personally appeared Steve E. Tondera, the CFO of Cross Technology, Inc., known to me to be the same person whose name is subscribed to the foregoing Machinery & Equipment Note, and acknowledged to me that he executed and delivered the foregoing Machinery & Equipment Note as his free and voluntary act, for the uses set forth therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ____ day of _____________, 20__.

                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires:

                                       -----------------------------------------